                                                                   Exhibit 10.40

                                    Sheet 1

TOWER AIR, INC.
GE PAYMENT PLAN
30-Sep-98

                                   Aug-98       Sep-98      Oct-98      Nov-98       Dec-98      Jan-99
                               ------------------------------------------------------------------------------------
Beg. Balance                        27,239       27,239      29,393      30,664       31,944      30,683
Est. Interest                                       204         220         230          240         230
Fixed Payment                                    (1,500)     (1,500)     (1,500)      (1,500)     (1,500)
50% 2nd Engine                                     (850)       (850)       (850)

Engine Shipments
7J/FF9/013 Lien                                   2,600
7J/FF9/020                                        1,700
7A/FF9/016                                                    1,700
7A/FF9/019                                                    1,700
7A/FF9/017                                                                1,700
7A/FF9/018                                                                                         1,700
7J/FF9/022                                                                1,700
662838
                               ====================================================================================
                                    27,239       29,393      30,664      31,944       30,683      31,113
                               ====================================================================================

                                    Feb-99      Mar-99       Apr-99      May-99      Jun-99       Jul-99      Aug-99
                              ---------------------------------------------------------------------------------------
Beg. Balance                        31,113      29,847       28,571      28,485      26,699       24,899      23,086
Est. Interest                          233         224          214         214         200          187
Fixed Payment                       (1,500)     (1,500)      (2,000)     (2,000)     (2,000)      (2,000)     (2,500)
50% 2nd Engine

Engine Shipments
7J/FF9/013 Lien
7J/FF9/020
7A/FF9/016
7A/FF9/019
7A/FF9/017
7A/FF9/018
7J/FF9/022
662838                                                        1,700
                              =======================================================================================
                                    29,847      28,571       28,485      26,699      24,899       23,086      20,586
                              =======================================================================================

                                    Sep-99       Oct-99      Nov-99      Dec-99       Jan-00      Feb-00
                               ------------------------------------------------------------------------------------
Beg. Balance                        20,586       19,786      19,134      18,477       16,116      13,737
Est. Interest                                       148         144         139          121         103
Fixed Payment                       (2,500)      (2,500)     (2,500)     (2,500)      (2,500)     (2,500)
50% 2nd Engine

Engine Shipments
662867                               1,700
685945                                            1,700
662993                                                        1,700
662751                                                                                             1,700
662798
                               ====================================================================================
                                    19,786       19,134      18,477      16,116       13,737      13,040
                               ====================================================================================

                                    Mar-00      Apr-00       May-00      Jun-00      Jul-00       Aug-00
                              ----------------------------------------------------------------------------
Beg. Balance                        13,040      12,338        9,930       7,505       5,061        2,599
Est. Interest                           98          93           74          56          38           19
Fixed Payment                       (2,500)     (2,500)      (2,500)     (2,500)     (2,500)      (2,500)
50% 2nd Engine

Engine Shipments
662867
685945
662993
662751
662798                               1,700
                              ============================================================================
                                    12,338       9,930        7,505       5,061       2,599          118
                              ============================================================================

Terms:
 - $1.5M fixed payment each month beginning 9/98 through 3/99. At Tower's option if a second engine is to be delivered in a given month then 50% of the repair bill must be paid before shipment, any additional engine beyond the second must be paid in full.

 - Fixed payment increases to $2M per month beginning 4/99 through 7/99, then increases again to 2.5M per month. The same multiple delivery requirements apply.

 - All payments are expected by the fifteenth of a given month. If a payment will come later than the fifteenth then Tower must notify in advance.

 - All conditions and agreements are subject to meeting the payment plan.


          /s/ Jeffrey Bornstein               /s/ Philip R. Brookmeyer
        -------------------------            --------------------------
           GE Engine Services                        Tower Air

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